UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2008

Striker Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada	2-73389	75-1764386

(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

Galleria Financial Center 5075 Westheimer, Suite 975 Houston, TX 77056	77056

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713)402-6700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On April 21, 2008, Striker Oil & Gas, Inc. (the “Company”) entered into an employment agreement with Mr. Kevan Casey to serve as the Company’s chief executive officer, commencing on May 1, 2008 and terminating on December 31, 2009.  Mr. Casey shall have the right to terminate the employment agreement at any time and for no stated reason upon 30 days written notice.  The Company may terminate the employment agreement only upon Mr. Casey’s death or with cause.  The employment agreement entitles Mr. Casey to an annual base salary of $275,000, and eligibility to receive bonuses at the discretion of the Company’s board of directors.  The employment agreement also entitles Mr. Casey to a $25,000 signing bonus, a $750 monthly car allowance, a $750 home office and participation in the Company’s health and retirement plans.  Mr. Casey’s employment agreement provides for severance in the event the employment agreement is terminated for any reason other than Mr. Casey’s death or cause.  Mr. Casey’s employment agreement contains confidentiality provisions consistent with his fiduciary duty obligations owed to the Company.

On April 21, 2008, Striker Oil & Gas, Inc. (the “Company”) entered into an employment agreement with Mr. Robert Wonish to serve as the Company’s president and chief operating officer, commencing on April 21, 2008 and terminating on April 30, 2010.  Mr. Wonish shall have the right to terminate the employment agreement at any time and for no stated reason upon 14 days written notice.  The Company may terminate the employment agreement only upon Mr. Wonish’s death or with cause.  The employment agreement entitles Mr. Wonish to an annual base salary of $275,000, and eligibility to receive bonuses at the discretion of the Company’s chief executive officer.  The employment agreement also entitles Mr. Wonish the right to participate in the Company’s health and retirement plans.  Pursuant to the employment agreement, Mr. Wonish is received an option to purchase 800,000 shares of the Company’s common stock, which shares shall vest in four equal annual installments, commencing 12 months from the date of the agreement.  Mr. Wonish’s employment agreement provides for severance in the event the employment agreement is terminated for any reason other than Mr. Wonish’s death or cause.  Mr. Wonish’s employment agreement contains confidentiality provisions consistent with his fiduciary duty obligations owed to the Company.

Item 9.01                      Financial Statements and Exhibit

The following exhibits are to be filed as part of this 8-K:

EXHIBIT NO.                                           IDENTIFICATION OF EXHIBIT

99.1	Mr. Casey’s Employment Agreement
        99.2                             Mr. Wonish’s Employment Agreement

SIGNATURES

           Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned  hereunto  duly  authorized.

STRIKER OIL & GAS, INC.

By:   /s/ Kevan Casey
                                                 Kevan Casey, Chief Executive Officer

DATE: April 24, 2008

EXHIBIT INDEX

EXHIBIT NO.                                           IDENTIFICATION OF EXHIBIT

99.1	Mr. Casey’s Employment Agreement
        99.2                  Mr. Wonish’s Employment Agreement

EXHIBIT 99.1

EMPLOYMENT AGREEMENT

This Employment Agreement (the “Employment Agreement” or “Agreement”), dated this 22nd day of April 2008, is by and between Striker Oil & Gas, Inc., a Nevada corporation (the “Company”), and Kevan Casey (the “Executive”) an individual.

WHEREAS, the Executive is willing to enter into an agreement with the Company upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and covenants herein contained, the parties hereto agree as follows:

1.           Term of Agreement; Termination of Prior Agreement.  Subject to the terms and conditions hereof, the term of employment of the Executive under this Employment Agreement shall be for the period commencing on May 1, 2008 (the “Commencement Date”) and terminating on December 31, 2009, unless sooner terminated as provided in accordance with the provisions of Section 5 hereof.  (Such term of this agreement is herein sometimes called the “Retained Term”).

2.           Employment.  As of the Commencement Date, the Company hereby agrees to employ the Executive as Chief Executive Officer (“CEO”) of the Company with such duties as assigned from time to time by the Company and the Executive hereby accepts such employment and agrees to perform his duties and responsibilities hereunder in accordance with the terms and conditions hereinafter set forth.

3.           Duties and Responsibilities.

(a)
Duties.  Executive shall perform such duties as are usually performed by a CEO with such duties as assigned from time to time by the Company and will be consistent of a business similar in size and scope as the Company and such other reasonable additional duties as may be prescribed from time-to-time by the Company’s board of directors which are reasonable and consistent with the Company’s operations, taking into account Executive’s expertise and job responsibilities. This agreement shall survive any job title or responsibility change.  All actions of Executive shall be subject and subordinate to the review and approval of the board of directors.  The board of directors shall be the final and exclusive arbiter of all policy decisions relative to the Company’s business.

(b)
Devotion of Time.  During the term of this agreement, Executive agrees to devote the necessary time to the business and affairs of the Company (including its subsidiaries) to the extent necessary to discharge the responsibilities assigned to Executive and to use reasonable best efforts to perform faithfully and efficiently such responsibilities.  During the term of this Agreement it shall not be a violation of this Agreement for Executive to manage personal investments or companies in which personal investments are made.

4.           Compensation and Benefits During the Employment Term.

(a)
Salary.  Executive will be compensated by the Company at an annual base salary of $275,000.00, from which shall be deducted income tax withholdings, social security, Medicare, and other customary Executive deductions in conformity with the Company’s payroll policy in effect.

(b)	Vacation. Executive shall be entitled to four weeks paid vacation each year beginning on the date of this Agreement.

(c)
Other Benefits.  The Executive shall be entitled to a $750 monthly car allowance (no mileage reimbursement), a $750 home office allowance and participation in the company’s benefit plan to include major medical health insurance, dental, vision, long-term disability and 401k.

(d)	Short Term Incentive Bonus. The Executive shall be entitled to receive up to 100% of his base salary at the discretion of the board of directors.

(e)	Sign-on Bonus. The Executive shall receive a $25,000.00 sign on bonus.

5.           Termination.

(a)	Executive's employment under the Agreement may be terminated under any of the following circumstances:

(i)	Immediately by the Company, upon the death of Executive.

(ii)	By the Executive at any time, upon 30 days written notice.

(iii)
Immediately, upon written notice by the Company for Cause which for purposes of the Agreement shall be defined as (i) Executive's willful breach of any term or provision of the Agreement which breach shall have remained substantially uncorrected for 20 days with an opportunity to cure following written notice to the Executive; or (ii) the conviction by the Executive of a felony or an act of fraud against the Company.

(b)
Effects of Termination.  In the event that the Agreement is terminated pursuant to Section 5(a) or upon expiration of the term of the Agreement, neither the Executive nor the Company shall have any further obligations hereunder except for (a) obligations occurring prior to the date of termination, and (b) obligations, promises or covenants contained herein which are expressly made to extend beyond the term of the Agreement.

(c)
Improper Termination.  In the event of the Executive's termination by the Company for any reason other than for Cause or the death of the Executive, Executive shall continue to be paid, as severance pay, an amount equal to his salary at the time of termination until the later of: (i) the end of twelve months from the date of hire, or (ii) 180 calendar days from the date of the termination. Except for the severance pay, the Company shall not have any further obligations hereunder except for (a) obligations occurring prior to the date of termination, and (b) obligations, promises or covenants contained herein which are expressly made to extend beyond the term of the Agreement.

6.           Revealing of Trade Secrets, etc.  Executive acknowledges the interest of the Company in maintaining the confidentiality of information related to its business and shall not at any time during the Employment Term or thereafter, directly or indirectly, reveal or cause to be revealed to any person or entity the supplier lists, customer lists or other confidential business information of the Company; provided, however, that the parties acknowledge that it is not the intention of this paragraph to include within its subject matter (a) information not proprietary to the Company, (b) information which is then in the public domain through no fault of Executive, or (c) information required to be disclosed by law.

7.           Indemnification.  In the event Executive is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by the Company against Executive, by reason of the fact that Executive was performing services under this Agreement or that Executive was or is an officer, director or employee of the Company, then the Company shall indemnify, hold harmless and defend Executive against all expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement, as actually and reasonably incurred by Executive in connection therewith, to the maximum permitted by applicable law.  The advance of expenses shall be mandatory to the extent permitted by applicable law.  In the event that both Executive and the Company are made party to the same third-party action, complaint, suit or proceeding, the Company agrees to engage counsel, and Executive consents to use the same counsel, which consent will not be unreasonable withheld, provided that if counsel selected by the Company shall have a conflict of interest that prevents such counsel from representing Executive and the Company at the same time, Executive may engage separate counsel and the Company shall pay all reasonable attorneys' fees and expenses of separate counsel.  The Company shall not be required to pay the fees of more than one law firm except as described in the preceding sentence.  Further, while Executive is expected to faithfully discharge his duties under this Agreement, Executive shall not be held liable to the Company for errors or omissions made in good faith where Executive has not exhibited intentional misconduct or performed criminal or fraudulent acts.  Notwithstanding the above, the Company’s obligation to indemnify Executive is subject to any prohibitions as a matter of law that the company cannot indemnify the executive.

8.           Non-Solicitation.  During the Restricted Period, without the prior written consent of the Company, the Executive shall not, directly or indirectly: (i) contact or solicit any current, former, or known potential customer of the Company or any of the customer’s subsidiaries, or affiliates; or (ii) hire or solicit, or cause others to hire or solicit, for employment by any person other than the Company or any affiliate or successor of the Company, any employee of, or person employed within the two years preceding the Executive's hiring or solicitation of such person by, the Company and its affiliates or successors or encourage any such employee to leave his or her employment.

9.       Arbitration.  If a dispute should arise regarding this Agreement, all claims, disputes, controversies, differences or other matters in question arising out of this relationship shall be settled finally, completely and conclusively by arbitration of three arbitrators, which is mutually agreed upon, in Houston, Texas, in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules").  Arbitration shall be initiated by written demand. If agreement on the composition of the panel is not possible, the rules of the American Arbitration Association shall prevail. This Agreement to arbitrate shall be specifically enforceable only in the District Court of Harris County, Texas.  A decision of the arbitrators shall be final, conclusive and binding on the Company and the Executive, and judgment may be entered in the District Court of Harris County, Texas, for enforcement and other benefits.  On appointment, the arbitrators shall then proceed to decide the arbitration subjects in accordance with the Rules.  Any arbitration held in accordance with this paragraph shall be private and confidential.  The matters submitted for arbitration, the hearings and proceedings and the arbitration award shall be kept and maintained in strictest confidence by Executive and the Company and shall not be discussed, disclosed or communicated to any persons.  On request of any party, the record of the proceeding shall be sealed and may not be disclosed except insofar, and only insofar, as may be necessary to enforce the award of the arbitrators and any judgment enforcing an award.  The prevailing party shall be entitled to recover reasonable and necessary attorneys' fees and costs from the non-prevailing party.

10.           Survival.  In the event that this Agreement shall be terminated, then notwithstanding such termination, the obligations of Executive pursuant to Section 6 of this Agreement shall survive such termination and any obligations of the Company pursuant to Section 4 of this Agreement shall survive such termination.

11.           Contents of Agreement, Parties in Interest, Assignment, etc.  This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof.  All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of Executive hereunder which are of a personal nature shall neither be assigned nor transferred in whole or in part by Executive.  This Agreement shall not be amended except by a written instrument duly executed by the parties.

12.           Severability; Construction.  If any term or provision of this Agreement shall be held to be invalid or unenforceable for any reason, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining terms and provisions hereof, and this Agreement shall be construed as if such invalid or unenforceable term or provision had not been contained herein.  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

13.           Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the other party shall be in writing and shall be deemed to have been duly given when delivered personally; or five (5) days after dispatch by registered or certified mail, postage prepaid, return receipt requested; or one (1) day after dispatch by overnight courier service; in each case, to the party to whom the same is so given or made:

If to the Company addressed to:

Striker Oil & Gas, Inc.
5075 Westheimer, Suite 975
Houston, Texas 77056
Attn:  Board of Directors

If to Executive addressed to:

Kevan Casey
______________________
______________________

Or to such other address as the one party shall specify to the other party in writing.

14.           Counterparts and Headings.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all which together shall constitute one and the same instrument.  All headings are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

15.           Governing Law; Venue.  This Agreement shall be construed and enforced in accordance with, the laws of the State of Texas, without regard to the conflict of laws provisions thereof.  Venue of any dispute concerning this Agreement shall be exclusively in Harris County, Texas.

16.           Waiver.                       The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party’s right to subsequently enforce and compel strict compliance with every provision of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

EXECUTIVE                                                                                     STRIKER OIL & GAS, INC.

/s/ Kevan Casey                                                                               s/ Robert Wonish
Kevan Casey                                                                                     Robert Wonish, Director

EXHIBIT 99.2

EMPLOYMENT AGREEMENT

This Employment Agreement (the “Employment Agreement” or “Agreement”), dated this 21st day of April 2008, is by and between Striker Oil & Gas, Inc., a Nevada corporation (the “Company”), and Robert G. Wonish (the “Executive”) an individual.

WHEREAS, the Executive is willing to enter into an agreement with the Company upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and covenants herein contained, the parties hereto agree as follows:

1.           Term of Agreement; Termination of Prior Agreement.  Subject to the terms and conditions hereof, the term of employment of the Executive under this Employment Agreement shall be for the period commencing on April 21, 2008 (the “Commencement Date”) and terminating on April 30, 2010, unless sooner terminated as provided in accordance with the provisions of Section 5 hereof.  (Such term of this agreement is herein sometimes called the “Retained Term”).

2.           Employment.  As of the Commencement Date, the Company hereby agrees to employ the Executive as President and Chief Operating Officer (“COO”) of the Company with such duties as assigned from time to time by the Company, and the Executive hereby accepts such employment and agrees to perform his duties and responsibilities hereunder in accordance with the terms and conditions hereinafter set forth.

3.           Duties and Responsibilities.

(a)
Duties.  Executive shall perform such duties as are usually performed by a COO with such duties as assigned from time to time by the Company and will be consistent of a business similar in size and scope as the Company and such other reasonable additional duties as may be prescribed from time-to-time by the Company’s Chief Executive Officer which are reasonable and consistent with the Company’s operations, taking into account Executive’s expertise and job responsibilities. The Executive will be responsible for all duties required in order to fully comply with all SEC rules and regulations associated with a publicly traded company.  This agreement shall survive any job title or responsibility change.  All actions of Executive shall be subject and subordinate to the review and approval of the board of directors.  The board of directors shall be the final and exclusive arbiter of all policy decisions relative to the Company’s business.

(b)
Devotion of Time.  During the term of this agreement, Executive agrees to devote his exclusive and full-time service during normal business hours to the business and affairs of the Company (including its subsidiaries) to the extent necessary to discharge the responsibilities assigned to Executive and to use reasonable best efforts to perform faithfully and efficiently such responsibilities.  During the term of this Agreement it shall not be a violation of this Agreement for Executive to manage personal investments or companies in which personal investments are made so long as such activities do not interfere with the performance of Executive’s responsibilities with the Company and which companies are not in direct competition with the Company.

4.           Compensation and Benefits During the Employment Term.

(a)
Salary.  Executive will be compensated by the Company at an annual base salary of $275,000.00, from which shall be deducted income tax withholdings, social security, Medicare, and other customary Executive deductions in conformity with the Company’s payroll policy in effect.  The Parties agree that Executive shall receive an annual review wherein the Company will assess the performance of Executive, determine any bonus pursuant to Paragraph 4(d) and determine the amount of increase to be made to Executive’s base salary, if any.

(b)	Vacation. Executive shall be entitled to four weeks paid vacation each year beginning on the date of this Agreement.
(c)	Other Benefits. The Executive shall be entitled participation in the company’s benefit plan to include major medical health insurance, dental, vision, long-term disability and 401k.

(d)	Short Term Incentive Bonus. The Executive shall be entitled to receive up to 50% of his base salary based upon the CEO’s discretion.

(e)
Stock Options.  The Executive shall receive an employee option to purchase 800,000 shares at the fair market price upon the date of execution of this agreement. The option shall vest according to the following schedule provided that on any vesting date set forth below, Executive is still employed by the Company at such date:

(i)    200,000 Options will vest 12 months from the date of execution of this Agreement;

(ii)               200,000 Options will vest 24 months from the date of execution of this Agreement;

(iii)              200,000 Options will vest 36 months from the date of execution of this Agreement; and

(iv)              200,000 Options will vest 48 months from the date of execution of this Agreement;

The options shall be evidenced by an option agreement, shall expire seven years from the date of execution of this Agreement, and shall be subject to the terms of the Company’s 2008 Stock Option Plan and such option agreement.  Notwithstanding the expiration date, the option (including all vested and unvested options) shall automatically terminate 90 days after the Executive ceases to be employed by the Company, provided that if the Executive is terminated by the Company for Cause, the option (including all vested and unvested options) shall automatically terminate on the date of the Executive’s termination.  The parties acknowledge the existence of vesting provisions lasting longer than the Employment Term is not meant to extend the Employment Term, and that such vesting provisions do not require the Company to employ the Executive for any period of time.

5.           Termination.

(a)	Executive's employment under the Agreement may be terminated under any of the following circumstances:

(i)	Immediately by the Company, upon the death of Executive.

(ii)	By the Executive at any time, upon 14 days written notice.

(iii)
Immediately, upon written notice by the Company for Cause which for purposes of the Agreement shall be defined as (i) Executive's willful and persistent inattention to his reasonable duties which amounts to gross negligence or willful dishonesty towards, fraud upon, or deliberate injury or attempted injury to, the Company, (ii) Executive's willful breach of any term or provision of the Agreement which breach shall have remained substantially uncorrected for 15 days with an opportunity to cure following written notice to the Executive; or (iii) the commission by Executive of any act or any failure by Executive to act involving criminal conduct, whether or not directly relating to the business and affairs of the Company.

(b)
Effects of Termination.  In the event that the Agreement is terminated pursuant to Section 6(a) or upon expiration of the term of the Agreement, neither the Executive nor the Company shall have any further obligations hereunder except for (a) obligations occurring prior to the date of termination, and (b) obligations, promises or covenants contained herein which are expressly made to extend beyond the term of the Agreement.

(c)
Improper Termination.  In the event of the Executive's termination by the Company for any reason other than for Cause or the death of the Executive, Executive shall continue to be paid, as severance pay, an amount equal to his salary at the time of termination until the earlier of: (i) the end of the Employment Term, or (ii) 30 calendar days from the date of the termination. Except for the severance pay the Company shall not have any further obligations hereunder except for (a) obligations occurring prior to the date of termination, and (b) obligations, promises or covenants contained herein which are expressly made to extend beyond the term of the Agreement.

6.           Revealing of Trade Secrets, etc.  Executive acknowledges the interest of the Company in maintaining the confidentiality of information related to its business and shall not at any time during the Employment Term or thereafter, directly or indirectly, reveal or cause to be revealed to any person or entity the supplier lists, customer lists or other confidential business information of the Company; provided, however, that the parties acknowledge that it is not the intention of this paragraph to include within its subject matter (a) information not proprietary to the Company, (b) information which is then in the public domain through no fault of Executive, or (c) information required to be disclosed by law.

7.           Indemnification.  In the event Executive is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by the Company against Executive, by reason of the fact that Executive was performing services under this Agreement or that Executive was or is an officer, director or employee of the Company, then the Company shall indemnify, hold harmless and defend Executive against all expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement, as actually and reasonably incurred by Executive in connection therewith, to the maximum permitted by applicable law.  The advance of expenses shall be mandatory to the extent permitted by applicable law.  In the event that both Executive and the Company are made party to the same third-party action, complaint, suit or proceeding, the Company agrees to engage counsel, and Executive consents to use the same counsel, which consent will not be unreasonable withheld, provided that if counsel selected by the Company shall have a conflict of interest that prevents such counsel from representing Executive and the Company at the same time, Executive may engage separate counsel and the Company shall pay all reasonable attorneys' fees and expenses of separate counsel.  The Company shall not be required to pay the fees of more than one law firm except as described in the preceding sentence.  Further, while Executive is expected to faithfully discharge his duties under this Agreement, Executive shall not be held liable to the Company for errors or omissions made in good faith where Executive has not exhibited intentional misconduct or performed criminal or fraudulent acts.  Notwithstanding the above, the Company’s obligation to indemnify Executive is subject to any prohibitions as a matter of law that the company cannot indemnify the executive.

8.           Non-Solicitation.  During the Restricted Period, without the prior written consent of the Company, the Executive shall not, directly or indirectly: (i) contact or solicit any current, former, or known potential customer of the Company or any of the customer’s subsidiaries, or affiliates; or (ii) hire or solicit, or cause others to hire or solicit, for employment by any person other than the Company or any affiliate or successor of the Company, any employee of, or person employed within the two years preceding the Executive's hiring or solicitation of such person by, the Company and its affiliates or successors or encourage any such employee to leave his or her employment.

9.       Arbitration.  If a dispute should arise regarding this Agreement, all claims, disputes, controversies, differences or other matters in question arising out of this relationship shall be settled finally, completely and conclusively by arbitration of three arbitrators, which is mutually agreed upon, in Houston, Texas, in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules").  Arbitration shall be initiated by written demand. If agreement on the composition of the panel is not possible, the rules of the American Arbitration Association shall prevail. This Agreement to arbitrate shall be specifically enforceable only in the District Court of Harris County, Texas.  A decision of the arbitrators shall be final, conclusive and binding on the Company and the Executive, and judgment may be entered in the District Court of Harris County, Texas, for enforcement and other benefits.  On appointment, the arbitrators shall then proceed to decide the arbitration subjects in accordance with the Rules.  Any arbitration held in accordance with this paragraph shall be private and confidential.  The matters submitted for arbitration, the hearings and proceedings and the arbitration award shall be kept and maintained in strictest confidence by Executive and the Company and shall not be discussed, disclosed or communicated to any persons.  On request of any party, the record of the proceeding shall be sealed and may not be disclosed except insofar, and only insofar, as may be necessary to enforce the award of the arbitrators and any judgment enforcing an award.  The prevailing party shall be entitled to recover reasonable and necessary attorneys' fees and costs from the non-prevailing party.

10.           Survival.  In the event that this Agreement shall be terminated, then notwithstanding such termination, the obligations of Executive pursuant to Section 6 of this Agreement shall survive such termination and any obligations of the Company pursuant to Section 4 of this Agreement shall survive such termination.

11.           Contents of Agreement, Parties in Interest, Assignment, etc.  This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof.  All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of Executive hereunder which are of a personal nature shall neither be assigned nor transferred in whole or in part by Executive.  This Agreement shall not be amended except by a written instrument duly executed by the parties.

12.           Severability; Construction.  If any term or provision of this Agreement shall be held to be invalid or unenforceable for any reason, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining terms and provisions hereof, and this Agreement shall be construed as if such invalid or unenforceable term or provision had not been contained herein.  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

13.           Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the other party shall be in writing and shall be deemed to have been duly given when delivered personally; or five (5) days after dispatch by registered or certified mail, postage prepaid, return receipt requested; or one (1) day after dispatch by overnight courier service; in each case, to the party to whom the same is so given or made:

If to the Company addressed to:

Striker Oil & Gas, Inc.
5075 Westheimer, Suite 975
Houston, Texas 77056
Attn:  Chairman of the Board of Directors

If to Executive addressed to:

Robert Wonish
______________________
______________________

Or to such other address as the one party shall specify to the other party in writing.

14.           Counterparts and Headings.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all which together shall constitute one and the same instrument.  All headings are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

15.           Governing Law; Venue.  This Agreement shall be construed and enforced in accordance with, the laws of the State of Texas, without regard to the conflict of laws provisions thereof.  Venue of any dispute concerning this Agreement shall be exclusively in Harris County, Texas.

16.           Waiver.                       The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party’s right to subsequently enforce and compel strict compliance with every provision of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

EXECUTIVE                                                                                       STRIKER OIL & GAS, INC.

/s/ Robert G. Wonish                                                                    s/ Kevan Casey
Robert G. Wonish                                                                                  Kevan Casey, Chief Executive Officer